UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                        October 21, 2005

MSC Industrial Direct Co., Inc.
(Exact name of registrant as specified in its charter)

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Maxess Road, Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code              (516) 812-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 21, 2005, Mitchell Jacobson, Chief Executive Office and Chairman of the Board of Directors of the Registrant, submitted, and the Registrant’s Board of Directors accepted, his resignation as Chief Executive Officer of the Registrant effective November 9, 2005.  Mr. Jacobson will continue to serve as a Director and Chairman of the Board of Directors of the Registrant.

On October 21, 2005, the Board of Directors appointed David Sandler, currently President and Chief Operating Officer of the Registrant, to become Chief Executive Officer of the Registrant effective November 9, 2005.

Mr. Sandler, age 48, was promoted to Executive Vice President of the Registrant in June 1999, appointed Chief Operating Officer of the Registrant in November 2000, and appointed President of the Registrant in November 2003.  From September 1998 to June 1999, he served as Senior Vice President of Administration of the Registrant.  From September 1997 to September 1998, Mr. Sandler was the Senior Vice President of Information Systems and Human Resources of the Registrant.  From September 1996 to September 1997, Mr. Sandler served as the Vice President of Information Systems and Business Development of the Registrant.  From 1995 to 1996, Mr. Sandler was the Director of Business Development of the Registrant.  From 1993 to 1995, Mr. Sandler was the Director of Product Management and Purchasing of the Sid Tool Co., Inc.

Information with respect to Mr. Sandler’s current terms of employment is set forth in the Registrant’s Proxy Statement dated December 3, 2004, under Executive Compensation – “Employment Arrangements and Compensation Plans”, which is hereby incorporated by reference herein.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEARS.

On October 21, 2005, the Board of Directors of the Registrant amended and restated Article 4 of the Bylaws of the Registrant.  Pursuant to the bylaw amendment, the Chief Executive Officer of the Registrant shall be the chief executive officer, president and chief operating officer of the Registrant and the Chairman of the Board of Directors of the Registrant duties shall include presiding at the all meetings of the Board of Directors and the shareholders of Registrant, general supervision over the business of the Registrant and such other powers and duties as the Board of Directors of the Registrant shall assign.  A copy of the Bylaw amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit: 3.1  Amendment to Bylaws of the Registrant.

Exhibit 99.1 MSC Industrial Direct Co., Inc. Press Release, dated October 27, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC Industrial Direct Co., Inc.

Date: October 27, 2005	By:	/s/ Shelley M. Boxer
Name: Shelley M. Boxer
Title: Vice President, Finance